EXHIBIT 6.1

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Kathleen Taylor, Douglas L. Ludwig and Randolph Weisz and each of them, any of whom may act without the joinder of the other, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, in any and all such capacities, any and all amendments to this Registration Statement, including post-effective amendments (also pursuant to Rule 462(b) under the Securities Act of 1933) and supplements thereto, and all instruments necessary or in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent, full power and authority to do and perform in the name and on behalf of the undersigned each and every act and thing whatsoever necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons in the capacities indicated below as of the 16th day of March, 2004.

SIGNATURE                                     TITLE
---------                                     -----

/s/ Isadore Sharp                 Chairman, Chief Executive Officer
----------------------------      (Principal Executive Officer) and Director
Isadore Sharp

/s/ Douglas L. Ludwig             Executive Vice President, Chief Financial
----------------------------      Officer and Treasurer (Principal Financial
Douglas L. Ludwig                 and Accounting Officer)


/s/ Brent Belzberg                Director
----------------------------
Brent Belzberg

/s/ H. Roger Garland              Director
----------------------------
H. Roger Garland


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/s/ Nan-b de Gaspe Beaubien       Director
-----------------------------
Nan-b de Gaspe Beaubien


/s/ Charles S. Henry              Director
-----------------------------
Charles S. Henry

/s/ Heather Munroe-Blum           Director
-----------------------------
Heather Munroe-Blum

/s/ Ronald W. Osborne             Director
-----------------------------
Ronald W. Osborne

/s/ J. Robert S. Prichard         Director
-----------------------------
J. Robert S. Prichard

/s/ Lionel H. Schipper            Director
-----------------------------
Lionel H. Schipper

/s/ Anthony Sharp                 Director
-----------------------------
Anthony Sharp

/s/ Benjamin Swirsky              Director
-----------------------------
Benjamin Swirsky

/s/ Shuichiro Tamaki              Director
-----------------------------
Shuichiro Tamaki

/s/ Simon M. Turner               Director
-----------------------------
Simon M. Turner